         AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 15, 1999

                                                           REGISTRATION NO. 333-

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  FVC.COM, INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                                    77-0357037
(State of Incorporation)                (I.R.S. Employer Identification Number)

                                   -----------

                               3393 OCTAVIUS DRIVE
                              SANTA CLARA, CA 95054
                                 (408) 567-7200

                                   -----------

                        1997 EMPLOYEE STOCK PURCHASE PLAN
                           (Full titles of the plans)

                                Richard M. Beyer
                      President and Chief Executive Officer
                                  FVC.COM, Inc.
                               3393 Octavius Drive
                              Santa Clara, CA 95054
                                 (408) 567-7200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   -----------

                                   Copies to:

                               LEE F. BENTON, ESQ.
                             JULIE M. ROBINSON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                           PALO ALTO, CALIFORNIA 94306

                                   -----------

                         CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED MAXIMUM          PROPOSED MAXIMUM
       TITLE OF SECURITIES             AMOUNT TO BE      OFFERING PRICE PER SHARE  AGGREGATE OFFERING PRICE         AMOUNT OF
         TO BE REGISTERED               REGISTERED                  (1)                       (1)               REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common Stock            200,000             $5.71875                 $1,143,750.00              $317.96
(par value $.001)
----------------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Act"). The offering price per share and aggregate offering price for the unissued stock options and Common Stock are based upon the average of the high and low prices of Registrant's Common Stock as reported on the Nasdaq National Market System on June 11, 1999. The following chart illustrates the calculation of the registration fee:

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                EXPLANATORY NOTE

                  This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 200,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1997 Employee Stock Purchase Plan (the "1997 Plan").

                  INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                           ON FORM S-8, NO. 333-62417

                  The contents of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 28, 1998 relating to the 1997 Plan (File No. 333-62417) is incorporated by reference herein.

                     INTERESTS OF NAMED EXPERTS AND COUNSEL

                  The validity of the shares of Common Stock being registered hereby will be passed upon for the Company by Cooley Godward LLP, Palo Alto, California. Lee F. Benton, a partner at Cooley Godward LLP, is Secretary of the Company.

                                    EXHIBITS


EXHIBIT
NUMBER
5.1               Opinion of Cooley Godward LLP

23.1              Consent of PricewaterhouseCoopers LLP, Independent Accountants

23.2              Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1              Power of Attorney is contained on the signature page


                                     2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on June 11, 1999.

                                   FVC.COM, INC.



                                   By:    /s/ RICHARD M. BEYER
                                      ----------------------------------------
                                          Richard M. Beyer
                                          President and Chief Executive Officer

                                     3.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Beyer and James O. Mitchell, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                          TITLE                         DATE
---------------------------------------------------    ----------------------------------        -------------

    /s/ RALPH UNGERMANN                                Chairman of the Board of Directors        June 11, 1999
---------------------------------------------------
     Ralph Ungermann


    /s/ RICHARD M. BEYER                               President, Chief Executive Officer        June 11, 1999
---------------------------------------------------    and Director
     Richard M. Beyer                                  (PRINCIPAL EXECUTIVE OFFICER)


    /s/ JAMES O. MITCHELL                              Vice President and Chief Financial        June 11, 1999
---------------------------------------------------    Officer
     James O. Mitchell                                 (PRINCIPAL FINANCIAL AND ACCOUNTING
                                                       OFFICER)


    /s/ NEAL DOUGLAS                                   Director                                  June 9, 1999
---------------------------------------------------
     Neal Douglas


    /s/ PIER CARLO FALOTTI                             Director                                  June 10, 1999
---------------------------------------------------
     Pier Carlo Falotti



    /s/ DAVID A. NORMAN                                Director                                  June 11, 1999
---------------------------------------------------
     David A. Norman


    /s/ JAMES SWARTZ                                   Director                                  June 10, 1999
---------------------------------------------------
     James Swartz


                                     4.

                                                   EXHIBIT INDEX


      EXHIBIT
       NUMBER                        DESCRIPTION
          5.1   Opinion of Cooley Godward LLP

         23.1   Consent of PricewaterhouseCoopers LLP, Independent Accountants

         23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

         24.1   Power of Attorney is contained on the signature page


                                     5.